UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2010

Discover Card Execution Note Trust

(Exact name of issuing entity in respect of the notes as specified in charter)

Discover Card Master Trust I

(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate as specified in charter)

Discover Bank

(Exact name of sponsor and depositor as specified in charter)

Delaware	333-141703-02	51-0020270
(State of	000-23108	(IRS Employer
Organization)	033-54804	Identification No.)
(Commission
File Numbers)

c/o Discover Bank
12 Read’s Way
New Castle, Delaware		19720

(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (302) 323-7315

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

     Discover Bank, on behalf of the holder of the Seller Certificate, has previously designated to Discover Card Master Trust I (the “Trust”) certain Discover Card accounts originated by Discover Bank pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of November 3, 2004, as amended (the “Pooling and Servicing Agreement”), between Discover Bank, as Master Servicer, Servicer and Seller and U.S. Bank National Association, as Trustee. Capitalized terms used in this Item 8.01 and not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement, which is on file with the SEC.

     As of March 31, 2010, the Receivables in the Accounts designated for the Trust totaled $35,043,965,639.62 and the total number of Accounts was 23,303,047. Also, as of March 31, 2010, the average account balance was $2,607 (using 13,444,205 active accounts designated for the Trust for which cardmembers had a balance, a monetary transaction, or authorization within the past month), and the average credit limit was $9,346.

We have set forth additional information below about the Accounts that are designated for the Trust.

     Geographic Distribution. As of March 31, 2010, the following nine states had the largest Receivables balances and comprised over 50% of the Receivables:

Percentage of
State	Total Receivables

California	9.4%
Texas	8.2%
New York	6.5%
Florida	6.1%
Illinois	5.7%
Pennsylvania	5.0%
Ohio	4.5%
New Jersey	3.6%
Michigan	3.4%
Other States	47.6%

Total	100.0%

     Since the largest amounts of outstanding Receivables were with cardholders whose billing addresses were in California, Texas, New York, Florida, Illinois, Pennsylvania, Ohio, New Jersey and Michigan, adverse changes in the business or economic conditions in these states could have an adverse effect on the performance of the Receivables.

Credit Limit Information. As of March 31, 2010, the Accounts had the following credit limits:

	Receivables	Percentage		Percentage
	Outstanding	of Total	Number of	of Total
Credit Limit	($000’s)	Receivables	Accounts	Accounts
Less than or equal to $5,000.00	$ 3,672,503	10.5%	5,101,981	21.9%
$5,000.01 to $10,000.00	$ 11,273,613	32.2%	7,962,731	34.2%
$10,000.01 to $15,000.00	$ 14,528,629	41.4%	8,719,870	37.4%
Over $15,000.00	$ 5,569,221	15.9%	1,518,465	6.5%

Total	$ 35,043,966	100.0%	23,303,047	100.0%

Account Balance Information. As of March 31, 2010, the Accounts had the following balances:

	Receivables	Percentage		Percentage
	Outstanding	of Total	Number of	of Total
Account Balance	($000’s)	Receivables	Accounts	Accounts

Credit Balance	$ (26,172)	-0.1%	376,022	1.6%
No Balance	$ -	0.0%	10,605,555	45.5%
$0.01 to $5,000.00	$ 12,599,729	36.0%	9,725,674	41.7%
$5,000.01 to $10,000.00	$ 13,295,551	37.9%	1,863,007	8.0%
$10,000.01 to $15,000.00	$ 7,807,005	22.3%	651,036	2.8%
Over $15,000.00	$ 1,367,853	3.9%	81,753	0.4%

Total	$ 35,043,966	100.0%	23,303,047	100.0%

     Seasoning. As of March 31, 2010, 99.3% of the Accounts were at least 24 months old. The ages of the Accounts as of March 31, 2010 were distributed as follows:

	Percentage of	Percentage of
Age of Accounts	Total Accounts	Total Receivables

Less than 12 Months	0.0%	0.0%
12 to 23 Months	0.7%	0.9%
24 to 35 Months	3.2%	3.7%
36 to 47 Months	5.7%	5.9%
48 to 59 Months	5.0%	5.2%
60 Months and Greater	85.4%	84.3%

Total	100.0%	100.0%

     Delinquency Information. As of March 31, 2010, the Accounts in the Trust had the following delinquency statuses:

	Receivables	Percentage
	Outstanding	of Total
	($000’s)	Receivables

Total Receivables	$ 35,043,966	100.00%
Receivables Delinquent:
30 to 59 Days	$ 496,984	1.42%
60 to 89 Days	$ 373,549	1.06%
90 to 119 Days	$ 348,082	0.99%
120 to 149 Days	$ 339,812	0.97%
150 to 179 Days	$ 331,965	0.95%
180 Days and Greater	$ -	0.00%

Total Delinquent	$ 1,890,392	5.39%

		Percentage
	Number of	of Total
	Accounts	Accounts

Total Accounts	23,303,047	100.00%
Accounts Delinquent:
30 to 59 Days	78,095	0.33%
60 to 89 Days	55,027	0.24%
90 to 119 Days	49,599	0.21%
120 to 149 Days	46,602	0.20%
150 to 179 Days	43,801	0.19%
180 Days and Greater	-	0.00%

Total Delinquent	273,124	1.17%

     Minimum Monthly Payment and Full Balance Payment Rates. Discover Bank calculates the monthly rate of cardmembers that made only the contractual monthly minimum payment due and the monthly rate of cardmembers that paid their full balance due as a percentage of the total Accounts in each case as of the beginning of the month. The rates below are the average of monthly rates for the three months ended March 31, 2010.

Three Months
Ended
March 31,
2010

Minimum Monthly Payment Rate	7.52%
Full Balance Payment Rate	19.73%

     Balance Reductions. The Accounts designated for the Trust may have balance reductions granted for a number of reasons, including merchandise refunds, returns, and fraudulent charges. As of the three months ended March 31, 2010, the average monthly balance reduction rate for the Accounts designated for the Trust attributable to such refunds, returns and cardmember fraud was 0.53% .

     Distribution of the Accounts by FICO® Score. A FICO® score is a measurement derived from a proprietary credit scoring method owned by Fair, Isaac & Co. Credit to determine the likelihood that credit users will pay their bills. Although Fair, Isaac & Co. Credit discloses only limited information about the variables it uses to assess credit risk, those variables likely include, but are not limited to, debt level, credit history, payment patterns (including delinquency experience), and level of utilization of available credit. FICO® scores for any one individual may be determined by up to three independent credit bureaus. In determining whether to grant credit to a potential account holder, Discover Bank uses a FICO® score as reported by one particular credit bureau. Therefore, certain FICO® scores for an individual account holder based upon information collected by other credit bureaus could be different from the FICO® score used by Discover Bank. FICO® scores of an individual may change over time, depending on the conduct of the individual, including the individual’s usage of his or her available credit, and changes in credit score technology used by Fair, Isaac & Co. Credit.

     FICO® scores are based on independent, third-party information, the accuracy of which we cannot verify. Discover Bank does not use standardized credit scores, such as a FICO® score, alone to determine the credit limit or other terms that are approved or applied on an account. Rather, a FICO® score is one of many factors used by Discover Bank to assess an individual’s credit and default risk prior to initially approving an account or changing the terms of an account. To the extent available, FICO® scores are generally obtained at origination of the account and monthly or quarterly thereafter. Because the composition of the Accounts designated for the Trust may change over time, this table is not necessarily indicative of FICO® scores at origination of the Accounts or the composition of the accounts in the Trust at any specific time thereafter.

     The following table reflects the Receivables as of March 31, 2010, and the composition of Accounts by FICO score as refreshed during March 2010:

	Receivables
	Outstanding	Percentage of
FICO® Credit Score Range	($000)	Total Receivables

No Score	$ 240,011	0.68%
Less than 600	$ 5,266,528	15.03%
600 to 659	$ 4,652,658	13.28%
660 to 719	$ 10,563,094	30.14%
720 and above	$ 14,321,675	40.87%

Total	$ 35,043,966	100.00%

     Performance information for the Accounts in the Trust, such as yield, charge-offs and payment rate, is made available in connection with the Trust's Form 10-D filings.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank

(as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust)

Date: April 29, 2010	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer